                                                                     EXHIBIT 4.3



                              AVIATION GROUP, INC.


                          REDEEMABLE WARRANT AGREEMENT


         THIS AGREEMENT (the "Agreement"), dated as of ________________, 1997, is between AVIATION GROUP, INC., a Texas corporation (the "Company"), and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as warrant agent (the "Warrant Agent").

         WHEREAS, in connection with (i) an offering to the public of up to 1,150,000 shares of the Company's Common Stock, $0.01 par value (the "Common Stock"), and 1,150,000 Redeemable Common Stock Purchase Warrants (the "Warrants"), and (ii) the issuance to First London Securities Corporation (the "Representative") or its designees of warrants (the "Representative's Warrants") to purchase up to (x) 100,000 additional shares of Common Stock and
(y) 100,000 warrants that are identical in terms and conditions to the Warrants except as to their exercise price (the "Underlying Warrants"), the Company may issue up to 1,250,000 Warrants (including the Underlying Warrants) evidencing the right to purchase an aggregate of 1,250,000 shares of Common Stock as constituted on the date hereof as contemplated by the Prospectus of the Company dated ______________, 1997 (the "Definitive Prospectus"); and

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, registration, transfer, exchange, exercise, and redemption of the Warrants;

         NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties agree as follows:

SECTION 1.         APPOINTMENT OF WARRANT AGENT.

         The Company hereby appoints the Warrant Agent to act as agent of the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Agreement.

SECTION 2.         WARRANTS AND FORM OF WARRANT CERTIFICATES.

                   (a) Each Warrant (including each Underlying Warrant) shall entitle the registered holder of the certificate representing such Warrant to purchase upon the exercise thereof one share of Common Stock, subject to the adjustments provided for in Section 9 hereof, at any time until 5:00 p.m., New York City time, on ____________, 2002 (five years after the date of the Definitive Prospectus), unless earlier redeemed pursuant to Section 11 hereof. The Underlying Warrants shall be identical to the Warrants in all respects as to their terms and conditions, except that the Underlying Warrants shall have a higher exercise price as specified in Section 9(d) hereof. The terms "Warrant" or "Warrants" when used in this Agreement (other than in Sections 2(c), 3, 9.1(d), 9.6 and 20) shall be deemed to refer also to an Underlying Warrant or the Underlying Warrants.

                   (b) Each Representative's Warrant entitles the registered holder of the certificate representing such Representative's Warrant to purchase upon the exercise thereof one share of Common Stock, subject to adjustments provided in Section 8 of the Representative's Warrant Agreement referred to below, and one Underlying Warrant at any time after 9:00 a.m., New York City time, on ________________, 1998 (one year from the date of the Definitive Prospectus) until 5:00 p.m., New York City time, on ________________, 2002 (five years after such date), in accordance with a Representative's Warrant Agreement, dated the date hereof (the "Representative's Warrant Agreement").

                   (c) The certificates for the Warrants and Underlying Warrants shall be in registered form only. The text of the Warrant certificate and the form of election to exercise a warrant on the reverse side thereof shall be substantially in the form of Exhibit A attached hereto. The text of the Underlying Warrant certificate and the form of election to exercise a warrant on the reverse side thereof shall be substantially in the form of Exhibit B attached hereto. The certificates for the Warrants and Underlying Warrants may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants or Underlying Warrants may be listed, or to conform to usage.

                   (d) Each Warrant certificate shall be dated by the Warrant Agent as of the date of issuance thereof (whether upon initial issuance or upon transfer or exchange), and shall be executed on behalf of the Company by the manual or facsimile signature of its President or a Vice President, under its corporate seal, affixed or in facsimile, and attested to by the manual or facsimile signature of its Secretary or an Assistant Secretary. In case any officer of the Company who shall have signed any Warrant certificate shall cease to be such officer of the Company prior to the issuance thereof, such Warrant certificate may nevertheless be issued and delivered with the same force and effect as though the person who signed the same had not ceased to be such officer of the Company. Any such Warrant certificate may be signed on behalf of the Company by persons who, at the actual date of execution of such Warrant certificate, are the proper officers of the Company, although at the nominal date of such Warrant certificate any such person shall not have been such officer of the Company.

SECTION 3.         EXERCISE OF WARRANTS, DURATION AND WARRANT PRICE.

                   (a) Subject to the provisions of this Agreement, each registered holder of one or more Warrant (or Underlying Warrant) certificates shall have the right, which may be exercised as provided in such Warrant (or Underlying Warrant) certificates, to purchase from the Company (and the Company shall issue and sell to such registered holder) the number of shares of Common



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
Stock to which the Warrants or Underlying Warrants represented by such certificates are at the time entitled hereunder.

                   (b) Each Warrant or Underlying Warrant not exercised by its expiration date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease on such date.

                   (c) A Warrant or Underlying Warrant may be exercised by the surrender of the certificate representing such Warrant or Underlying Warrant to the Company, at the office of the Warrant Agent, or at the office of a successor to the Warrant Agent, with the subscription form set forth on the reverse thereof duly executed and properly endorsed with the signatures properly guaranteed, and upon payment in full to the Warrant Agent for the account of the Company of the respective Warrant Price (as hereinafter defined) for the number of shares of Common Stock as to which the Warrant or Underlying Warrant is exercised. Such Warrant Price shall be paid in full in cash, or by certified check or bank draft payable in United States currency to the order of the Warrant Agent.

                   (d) The prices per share of Common Stock at which the Warrants or Underlying Warrants may be exercised (the "Warrant Prices") shall be $______ for the Warrants and $_____ for the Underlying Warrants. Said prices are subject to adjustment in accordance with Section 9 hereof, taking into account prior adjustments.

                   (e) Subject to the further provisions of this Section 3 and of Section 6 hereof, upon surrender of Warrant or Underlying Warrant certificates and payment of the Warrant Price for the Warrant or Underlying Warrant, as the case may be, the Company shall issue and cause to be delivered, with all reasonable dispatch to or upon the written order of the registered holder of such Warrants or Underlying Warrants and in such name or names as such registered holder may designate, subject to applicable securities laws, a certificate or certificates for the number of securities so purchased upon the exercise of such Warrants or Underlying Warrants, together with cash, as provided in Section 10 of this Agreement, in respect of any fraction of a share or security otherwise issuable upon such surrender. All shares of Common Stock issued upon the exercise of a Warrant or Underlying Warrant shall be validly issued, fully paid and nonassessable and shall be listed on any and all national securities exchanges or approved for quotation on the level of National Association of Securities Dealers Automatic Quotation System ("Nasdaq") upon which any other shares of the Common Stock or securities otherwise issuable are then listed or traded.

                   (f) Certificates representing such securities shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date of the surrender of such Warrants or Underlying Warrants and payment of the respective Warrant Price; provided, however, that if, at the date of surrender of such Warrants or Underlying Warrants and payment of such Warrant Price, the transfer books for the Common Stock or other securities purchasable upon the exercise of such Warrants or Underlying Warrants shall be closed, the certificates for the securities in respect of which such Warrants or Underlying Warrants are then exercised shall be issuable as of the date on which such books shall next





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
be opened and until such date the Company shall be under no duty to deliver any certificate for such securities. The rights of purchase represented by each Warrant or Underlying Warrant certificate shall be exercisable, at the election of the registered holder thereof, either as an entirety or from time to time for part of the number of securities specified therein and, in the event that any Warrant or Underlying Warrant certificate is exercised in respect of less than all of the securities specified therein at any time prior to the expiration date of the Warrant or Underlying Warrant certificate, a new Warrant or Underlying Warrant certificate or certificates will be issued to such registered holder for the remaining number of securities specified in the Warrant or Underlying Warrant certificate so surrendered.

SECTION 4.         COUNTERSIGNATURE AND REGISTRATION.

                   (a) The Warrant Agent shall maintain books (the "Warrant Register") for the registration and the registration of transfer of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company. The Warrant certificates shall be countersigned manually or by facsimile by the Warrant Agent (or by any successor to the Warrant Agent then acting as such under this Agreement) and shall not be valid for any purpose unless so countersigned. Warrant certificates may be so countersigned, however, by the Warrant Agent and delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature or delivery.

                   (b) Prior to due presentment for registration of transfer of any Warrant certificate, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant certificate shall be registered upon the Warrant Register (the "registered holder") as the absolute owner of such Warrant certificate and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, of any distribution or notice to the holder thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

SECTION 5.         TRANSFER AND EXCHANGE OF WARRANTS.

                   (a) The Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of the certificate evidencing such warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant certificate representing an equal aggregate number of Warrants shall be issued to the transferee and the surrendered Warrant certificate shall be canceled by the Warrant Agent. The Warrant certificates so canceled shall be delivered by the Warrant Agent to the Company from time to time upon request. Notwithstanding the foregoing, no transfer or exchange may be made except in compliance with applicable securities laws.





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
                   (b) Warrant certificates may be surrendered to the Warrant Agent, together with a written request for exchange, and thereupon the Warrant Agent shall issue in exchange therefor one or more new Warrant certificates as requested by the registered holder of the Warrant certificate or certificates so surrendered, representing an equal aggregate number of Warrants.

                   (c) The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the issuance of a Warrant certificate for a fraction of a Warrant. No service charge shall be made for any exchange or registration of transfer of Warrant certificates.

                   (d) The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, the new Warrant certificates required to be issued pursuant to the provisions hereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with certificates duly executed on behalf of the Company for such purpose.

SECTION 6.         PAYMENT OF TAXES.

         The Company will pay any documentary stamp taxes attributable to the initial issuance of the shares of Common Stock issuable upon the exercise of Warrants; provided, however, the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for shares of Common Stock in a name other than the registered holder of Warrants in respect of which such shares are issued, and in such case neither the Company nor the Warrant Agent shall be required to issue or deliver any certificate for shares of Common Stock or any Warrant certificate until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

SECTION 7.         MUTILATED OR MISSING WARRANTS.

         In case any of the Warrant certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, and the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate representing an equal aggregate number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant certificate and reasonable indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrant certificates shall also comply with such other reasonable conditions and pay such reasonable charges as the Company or the Warrant Agent may prescribe.

SECTION 8.         RESERVATION OF COMMON STOCK.

                   (a) There have been reserved, and the Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrants and the Representative's Warrants then outstanding or issuable upon exercise, and the transfer agent for the Common Stock





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
and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued shares as shall be requisite for such purpose.

                   (b) Prior to the issuance of any shares of Common Stock upon exercise of the Warrants, the Company shall secure the listing of such shares on any and all national securities exchanges or approved for quotation on the level of Nasdaq upon which any of the other shares of the Common Stock are then listed or quoted. So long as any unexpired Warrants remain outstanding, the Company will file such post-effective amendments to the Registration Statement or supplements to the Prospectus filed pursuant to the Securities Act of 1933, as amended (the "Act"), with respect to the Warrants (or such other registration statements or post-effective amendments or supplements) as may be necessary to permit trading in the Warrants and to permit the Company to deliver to each person exercising a Warrant a Prospectus meeting the requirements of Section 10(a)(3) of the Act, and otherwise complying therewith; and the Company will, from time to time, furnish the Warrant Agent with such Prospectuses in sufficient quantity to permit the Warrant Agent to deliver such a Prospectus to each holder of a Warrant upon the exercise thereof. Such registration and Prospectus delivery will not be required if in the opinion of counsel to the Company, such registration and Prospectus delivery are not required under the federal securities law or if the Company receives a letter from the staff of the Securities and Exchange Commission (the "Commission") stating that it would not take any enforcement action if such registration is not effected. The Company hereby undertakes to obtain appropriate or necessary approvals or registrations under state "blue sky" securities laws; however, it is understood and agreed that, notwithstanding the Company's best efforts, it may be unable to obtain any such appropriate or necessary approvals or registrations. With respect to any such securities laws, however, Warrants may not be exercised by, or shares of Common Stock issued to, any registered holder in any state in which such exercise would be unlawful. The Company will keep a copy of this Agreement on file with the transfer agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants.

                   (c) The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such transfer agent stock certificates required to honor outstanding Warrants. The Company will supply such transfer agent with duly executed certificates for such purpose and will itself provide or otherwise make available any cash as provided in Section 10 of this Agreement. All Warrant certificates surrendered in the exercise of the rights thereby evidenced shall be canceled by the Warrant Agent and shall thereafter be delivered to the Company, and such canceled Warrant certificates shall constitute sufficient evidence of the number of shares of Common Stock which have been issued upon the exercise of such Warrants. Promptly after the expiration date of the Warrants, the Warrant Agent shall certify to the Company the aggregate number of such Warrants which expired unexercised, and after the expiration date of the Warrants, no shares of Common Stock shall be subject to reservation in respect of such Warrants.





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SECTION 9.         ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES OF COMMON
STOCK.

         The number and kind of securities purchasable upon the exercise of the Warrants and Underlying Warrants and the respective Warrant Prices thereof shall be subject to adjustment from time to time upon the happening of certain events, as follows:

         9.1       ADJUSTMENTS.

                   (a) If the Company (i) pays a dividend in Common Stock or makes a distribution in Common Stock, (ii) subdivides its outstanding Common Stock into a greater number of shares, (iii) combines its outstanding Common Stock into a smaller number of shares, or (iv) issues, by reclassification of its Common Stock, other securities of the Company, then the number of shares of Common Stock purchasable upon exercise of a Warrant immediately prior thereto will be adjusted so that the holder of a Warrant will be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that such holder would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 9.1(a) will become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                   (b) In case the Company shall distribute to all or substantially all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings) or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock, then the Company shall reserve, and the Warrant holder shall be entitled to receive upon the exercise of such Warrant, for each Share issuable upon exercise of such Warrant, the amount of indebtedness or assets or the number of rights, options, warrants, or convertible securities that such Warrantholder would have received had the Warrantholder been the holder of such Share on the record date established by the Company for the determination of holders of Common Stock entitled to receive such distribution, or, if no such record date shall have been established, then on the date of such distribution. Notwithstanding the above, in the event that any of the provisions of this subsection 9.1(b) do not comply with the Conduct Rules of the National Association of Securities Dealers, as such rules exist on the date of this Agreement (the "Conduct Rules"), then such provisions shall be deemed to be null and void, but only to the extent that such provisions do not comply with the Conduct Rules, in which case the Warrantholder will be entitled to receive the maximum amount of indebtedness or assets of the Company and/or that number of rights, options, warrants, or convertible securities that the Warrantholder may receive without violating the Conduct Rules.

                   (c) No adjustment in the number of shares purchasable pursuant to the Warrants shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of shares then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of shares purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants become exercisable; provided, however, that any adjustments which





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
by reason of this subsection 9.1(c) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                   (d) Whenever the number of shares purchasable upon the exercise of the Warrants and Underlying Warrants is adjusted, as herein provided, the respective Warrant Prices for shares payable upon exercise of the Warrants and Underlying Warrants shall be adjusted by multiplying the respective Warrant Prices for the Warrants and the Underlying Warrants immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares purchasable upon the exercise of the Warrants or the Underlying Warrants, as the case may be, immediately prior to such adjustment and of which the denominator shall be the number of shares so purchasable immediately thereafter.

                   (e) Whenever the number of shares purchasable upon the exercise of the Warrants is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the chief financial officer of the Company setting forth the number of shares purchasable upon the exercise of the Warrants after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                   (f) For the purpose of this subsection 9.1, the term "Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 9, the Warrantholder shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so purchasable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in this Section 9.

                   (g) The adjustments set forth in this Section 9.1 shall be applied with respect to each unissued Underlying Warrant, as if such Underlying Warrant were issued and outstanding, notwithstanding the fact that at the time any event occurs giving rise to adjustment under this Section 9.1, such Underlying Warrant had not yet been issued pursuant to the Representative's Warrant to which such Underlying Warrant relates.

         9.2 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in subsection 9.1, no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of the Warrants or upon the exercise of the Warrants.

         9.3 PRESERVATION OF PURCHASE RIGHTS UPON RECLASSIFICATION, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrantholder an agreement that the Warrantholder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase, upon exercise of the Warrants, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Warrants (and each underlying security) been exercised immediately prior to such action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1954, as amended, in which the Company is the surviving corporation, the right to purchase shares of Common Stock under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void, but only if the controlling corporation shall agree to substitute for the Warrants its warrant which entitles the holder thereof to purchase upon its exercise the kind and amount of shares and other securities and property which it would have owned or been entitled to receive had the Warrants been exercised immediately prior to such merger. Any such agreements referred to in this subsection 9.3 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 9 hereof. The provisions of this subsection 9.3 shall similarly apply to successive consolidations, mergers, sales, or conveyances.

         9.4       PAR VALUE OF SHARES OF COMMON STOCK.   Before taking any
action that would cause an adjustment reducing the Warrant Price below the then par value of the Common Stock issuable upon exercise of the Warrants or Underlying Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock at such adjusted Warrant Price.

         9.5 INDEPENDENT PUBLIC ACCOUNTANTS. The Company may retain a firm of independent public accountants of recognized regional or national standing (which may be any such firm regularly employed by the Company) to make any computation required under this Section 9, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 9.

         9.6 STATEMENT ON WARRANT CERTIFICATES. Irrespective of any adjustments in the respective Warrant Prices or the number of securities issuable upon exercise of the Warrants or the Underlying Warrants, Warrant or Underlying Warrant certificates theretofore or thereafter issued may continue to express the same price and number of securities as are stated in the similar Warrant or Underlying Warrant certificates initially issuable pursuant to this Agreement. However, the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant or Underlying Warrant certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant or Underlying Warrant certificate thereafter issued, whether upon registration of, transfer of, or in exchange or substitution for, an outstanding Warrant or Underlying Warrant certificate, may be in the form so changed.

         9.7 NO RIGHTS AS STOCKHOLDER; NOTICES TO HOLDERS OF WARRANTS. If, at any time prior to the expiration of a Warrant and prior to its exercise, any one or more of the following events shall occur:

                   (a) any action that would require an adjustment pursuant to subsection 9.1 or 9.3 hereof; or

                   (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business as an entirety or substantially as an entirety) shall be proposed;

then the Company must give notice in writing of such event to the registered holders of the Warrants, as provided in Section 18 hereof, at least 20 days to the extent practicable, prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice must specify such record date or the date of closing the transfer books, as the case may be. Failure to mail or receive such notice or any defect therein will not affect the validity of any action taken with respect thereto.

SECTION 10.        FRACTIONAL INTERESTS.

         The Company is not required to issue fractional shares of Common Stock on the exercise of a Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Section 10, be issuable on the exercise of a Warrant (or specified portion thereof), the Company will in lieu thereof pay an amount in cash equal to the then Current Market Price multiplied by such fraction. For purposes of this Agreement, the term "Current Market Price" means
(i) if the Common Stock is traded in the over-the-counter market and is not listed for quotation on the Nasdaq National Market or the Nasdaq SmallCap Market nor on any national or regional securities exchange, the average of the per share closing bid prices of the Common Stock on the 30 consecutive trading days immediately preceding the date in question, as reported by Nasdaq or an equivalent generally accepted reporting service, or (ii) if the Common Stock is listed for quotation on the Nasdaq National Market or the Nasdaq SmallCap Market or on a national or regional securities exchange, the average for the 30 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock as quoted by the Nasdaq National Market or the Nasdaq SmallCap Market or on the principal stock exchange on which it is listed, as the case may be, whichever is the higher. For purposes of clause (i) above, if trading in the Common Stock is not reported by Nasdaq, the bid price referred to in said clause shall be the lowest bid price as reported on the OTC Bulletin Board or in the "pink sheets" published by National Quotation Bureau, Incorporated. The closing price referred to in clause (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case as quoted by the Nasdaq National Market or the Nasdaq SmallCap Market or on the national or regional securities exchange on which the Common Stock is then listed.

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SECTION 11.        REDEMPTION.

                   (a) The then outstanding Warrants may be redeemed, at the option of the Company, at $.0.05 per share of Common Stock purchasable upon exercise of such Warrants, at any time after the average Daily Market Price per share of the Common Stock for a period of any 15 consecutive trading days ending on the 10th day prior to the date of the notice given pursuant to
Section 11(b) hereof has equaled or exceeded $_______, and prior to expiration of the Warrants; provided, however, that the Company may not redeem any Warrants at any time that a current registration statement under the Act covering the securities purchasable under the Warrants is not then in effect. The Daily Market Price of the Common Stock will be determined by the Company in the manner set forth in Section 11(e) as of the end of each trading day (or, if no trading in the Common Stock occurred on such day, as of the end of the immediately preceding trading day in which trading occurred) and verified to the Warrant Agent before the Company may give notice of redemption. All outstanding Warrants must be redeemed if any are redeemed, and any right to exercise an outstanding Warrant shall terminate, at 5:00 p.m. (New York City time) on the date fixed for redemption. A trading day means a day in which trading of securities occurred on the national securities exchange on which the Common Stock is listed or on Nasdaq. Any redemption of the Warrants prior to the first anniversary of the date of the Definitive Prospectus shall require the prior written consent of the Representative.

                   (b) The Company may exercise its right to redeem the Warrants only by giving the notice set forth in the following sentence. If the Company exercises its right to redeem, it shall give notice to the Warrant Agent and the registered holders of the outstanding Warrants by mailing or causing the Warrant Agent to mail to such registered holders a notice of redemption, first class, postage prepaid, at their addresses as they shall appear on the records of the Warrant Agent. Any notice mailed in the manner provided herein will be conclusively presumed to have been duly given whether or not the registered holder actually receives such notice. An affidavit of the Warrant Agent or the Secretary or Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                   (c) The notice of redemption must specify the redemption price, the date fixed for redemption (which must be at least 30 days after such notice is mailed), the place where the Warrant certificates must be delivered and the redemption price paid, and that the right to exercise the Warrant will terminate at 5:00 P.M. (New York City time) on the date fixed for redemption.

                   (d) Appropriate adjustment shall be made to the redemption price and to the minimum Daily Market Price prerequisite to redemption set forth in Section 11(a) hereof, in each case on the same basis as provided in Section 9 hereof with respect to adjustment of the Warrant Price.

                   (e) For purposes of this Agreement, the term "Daily Market Price" means (i) if the Common Stock is traded in the over-the-counter market and not quoted on the Nasdaq National Market or the Nasdaq SmallCap Market nor on any national or regional securities exchange, the closing bid price of the Common Stock on the trading day in question, as reported by Nasdaq or an equivalent generally accepted reporting service, or (ii) if the Common Stock is quoted on the Nasdaq

National Market or the Nasdaq SmallCap Market or on a national or regional securities exchange, the daily per share closing price of the Common Stock as quoted on the Nasdaq National Market or the Nasdaq SmallCap Market or on the principal stock exchange on which it is listed on the trading day in question, as the case may be, whichever is the higher. For purposes of clause (i) above, if trading in the Common Stock is not reported by Nasdaq, the bid price referred to in said clause shall be the lowest bid price as quoted on the OTC Bulletin Board or reported in the "pink sheets" published by National Quotation Bureau, Incorporated. The closing price referred to in clause (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the Nasdaq National Market or the Nasdaq SmallCap Market or on the national or regional securities exchange on which the Common Stock is then listed.

                   (f) At 5:00 p.m. (New York City time) on the redemption date, each Warrant will be automatically converted into the right to receive the redemption price and the Warrant Agent will no longer honor any purported exercise of a Warrant. On or before the redemption date, the Company will deposit with the Warrant Agent sufficient funds for the purpose of redeeming all of the other outstanding unexercised Warrants. All such funds shall be maintained by the Warrant Agent in an interest-bearing, segregated account. Funds remaining in such account on the date three years from the redemption date will be returned to the Company. Any Warrants thereafter submitted to the Warrant Agent for redemption will be forwarded for redemption by the Warrant Agent to the Company and the Warrant Agent will have no further responsibility with respect thereto.

                   (g) In case the Company shall exercise its right to redeem the Warrants, the Company shall deliver or cause to be delivered to the Representative a notice of the redemption telephonically and confirmed in writing together with a list of the registered holders of the Warrants (including their respective addresses and number of Warrants owned) to whom such notice of redemption has been given.

SECTION 12.        SOLICITATION OF WARRANT HOLDERS.

         The Representative may, at its option, solicit exercises of the Warrants. Upon the exercise of any Warrants if the Representative solicited the exercise of such Warrant, the Company shall be obligated to, and shall promptly, remit to the Representative a sales commission equal to six percent (6%) of the Warrant Price of such exercised Warrants unless (1) the payment of such amount with respect to such Warrant violates the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the regulations promulgated thereunder or the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") or applicable state securities or "blue sky" laws or regulations, (2) the Daily Market Price of the Common Stock on the subject exercise date is lower than the Warrant Price, (3) the Warrants are held in a discretionary account, (4) the Warrants are exercised in an unsolicited transaction, in any of which events the Representative shall not be entitled to payment of such amount by the Company, or (5) the Warrants are held by an affiliate or associate of the Representative. The Company shall not be obligated to pay any amounts pursuant to this Section 12 during any week that such amounts payable are less than $1,000 and the Company's obligation to make such payments shall be suspended until the amounts payable aggregate to at least

$1,000, and provided further, that, in any event, any such payment (regardless of amount) shall be made not less frequently than monthly. In addition, the Company shall not be obligated to pay any amounts pursuant to this Section 12 unless the Warrantholder designates in writing that the Representative is to receive such commission.

SECTION 13.        RIGHTS AS WARRANT HOLDERS.

         Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the holders thereof, as such, any of the rights of stockholders of the Company, including, without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter. Anything herein to the contrary notwithstanding, the Company shall cause copies of all financial statements and reports, proxy statements and other documents as it shall send generally to its stockholders to be sent by the same class mail as sent to its stockholders, postage prepaid, on the date of the mailing to such stockholders, to each registered holder of Warrants at his or her address appearing on the Warrant Register as of the record date for the determination of the stockholders entitled to such documents.

SECTION 14.        DISPOSITION OF PROCEEDS ON EXERCISE OF WARRANTS.

         The Warrant Agent must account promptly to the Company with respect to Warrants exercised, and must promptly pay to the Company all monies received by it upon the exercise of such Warrants, and agrees to keep copies of this Agreement available for inspection by holders of Warrants during normal business hours.

SECTION 15.        MERGER OR CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT.

         Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 16 of this Agreement. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement and any of the Warrant certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrant certificates so countersigned; and in case at that time any of the Warrant certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent, and in all such cases the Warrants represented by such Warrant certificates shall have the full force provided in the Warrant certificates and in this Agreement. Any such successor Warrant Agent shall promptly give notice of its succession as Warrant Agent to the Company and to the registered holder of each Warrant certificate.

         If at any time the name of the Warrant Agent is changed and at such time any of the Warrant certificates have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant certificates so countersigned; and if at that time any of the Warrant certificates have not been countersigned, the Warrant Agent may countersign such Warrant certificates either in its prior name or in its changed name; and in all such cases the Warrants represented by such Warrant certificates will have the full force provided in the Warrant certificates and in this Agreement.

SECTION 16.        DUTIES OF WARRANT AGENT.

         The Warrant Agent hereby undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, all of which bind the Company and the holders of Warrants by their acceptance thereof:

                   (a) The statements of fact and recitals contained herein and in the Warrants shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein expressly provided.

                   (b) The Warrant Agent will not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrants to be complied with by the Company.

                   (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                   (d) The Warrant Agent will incur no liability or responsibility to the Company or to any holder of any Warrant for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                   (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes (other than income taxes) and governmental charges and other charges incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement, except as a result of the Warrant Agent's negligence, willful misconduct or bad faith.

                   (f) The Warrant Agent will be under no obligation to institute any action, suit or legal proceeding or to take any other action on behalf of the Company or any registered holder, but this provision will not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent must be brought in its name as Warrant Agent, and any recovery of judgment must be for the ratable benefit of all the registered holders of the Warrants, as their respective rights or interests may appear.

                   (g) The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein precludes the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                   (h) The Warrant Agent will act hereunder solely as agent and not in a ministerial capacity, and its duties will be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement, except for its own negligence, willful misconduct or bad faith.

                   (i) Any request, direction, election, order or demand of the Company will be sufficient if evidenced by an instrument signed in the name of the Company by its President, a Vice President or chief financial officer (unless other evidence in respect thereof is herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Warrant Agent by a copy thereof certified by the Secretary or an Assistant Secretary of the Company.

SECTION 17.        CHANGE OF WARRANT AGENT.

         The Warrant Agent may resign and be discharged from its duties under this Agreement by giving the Company at least 30 days prior notice in writing, and by mailing notice in writing to the registered holders at their addresses appearing on the Warrant Register, of such resignation, specifying a date when such resignation shall take effect. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company and by like mailing of notice to the registered holders of the Warrants. If the Warrant Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company fails to make such appointment within 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the registered holder of a Warrant (who shall, with such notice, submit his Warrant certificate for inspection by the Company), then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such a court, must be registered and otherwise authorized to serve as a transfer agent pursuant to the Securities Exchange Act of 1934, as amended. If at any time the Warrant Agent ceases to be eligible in accordance with the provisions of this Section 16, it will resign immediately in the manner and with the effect specified in this Section 16. After acceptance in writing of the appointment, the successor Warrant Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent will deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for this purpose. Upon request of any successor Warrant Agent, the Company will make, execute, acknowledge and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such powers, rights, duties and responsibilities. Failure to file or mail any notice provided in this Section 16, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

SECTION 18.        IDENTITY OF TRANSFER AGENT.

         Following the appointment of any transfer agent for the Common Stock or of any subsequent transfer agent for shares of the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants, the Company will file with the Warrant Agent a statement setting forth the name and address of such transfer agent.

SECTION 19.        NOTICES.

         All notices, requests and other communications pursuant to this Agreement must be in writing and will be sufficiently given or made when delivered or mailed by first class mail, postage prepaid, addressed as follows:

                   (a) if to the Company, to (until another address is filed in writing by the Company with the Warrant Agent):

                                    Aviation Group, Inc.
                                    700 North Pearl Street, #2170
                                    Dallas, Texas  75201
                                    (214) 922-8100
                                    ATTENTION:  President

                   (b) if to the Warrant Agent, to (until another address is filed in writing by the Warrant Agent with the Company):

                                    Continental Stock Transfer & Trust Company
                                    2 Broadway Street
                                    New York, New York  10004
                                    (212) _______-____________
                                    ATTENTION:  ________________

                   (c) if to the registered holder of a Warrant, to the address of such holder as shown in the Warrant Register.

SECTION 20.        SUPPLEMENTS AND AMENDMENTS.

         The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrants or Underlying Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants or Underlying Warrants, or which shall not adversely affect the interests of the holders of Warrants or Underlying Warrants (including extending the redemption or expiration date). This Agreement may also be modified, supplemented or altered in any respect with the consent in writing of the registered Holders representing not less than 50% of the Warrants then outstanding (including, for this purpose the Underlying Warrants), except that
(i) no change in the number or nature of the securities purchasable upon the exercise of any Warrant or Underlying Warrant, or any increase in the Warrant Price therefor, shall be made without the consent in writing of the registered holder of the Warrant or Underlying Warrant, other than such changes as are specifically prescribed by this Agreement as originally executed, and (ii) any such modification, supplement or alteration that adversely affects the interests of holders of the Underlying Warrants may not be made without the written consent of the Representative.

SECTION 21.        SUCCESSORS.

         All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent or the registered holders of the Warrants will bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 22.        GOVERNING LAW.

         This Agreement will be deemed to be a contract made under the laws of the State of Texas and for all purposes will be construed in accordance with the laws of said State.

SECTION 23.        BENEFITS OF THIS AGREEMENT.

         Nothing in this Agreement will be construed to give to any person or corporation other than the Company, the Warrant Agent, the Representative and the registered holders of the Warrants any legal or equitable right, remedy or claim under this Agreement. This Agreement is for the sole and exclusive benefit of the Company, the Warrant Agent, the Representative and the registered holders of the Warrants.

SECTION 24.        COUNTERPARTS.

         This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument.

SECTION 25.        DESCRIPTIVE HEADINGS.

         The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, as of the day and year first above written.

                                       AVIATION GROUP, INC.


                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________

                                       CONTINENTAL STOCK TRANSFER
                                       & TRUST COMPANY


                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________

                                   EXHIBIT A

                           FORM OF REDEEMABLE WARRANT

                         REDEEMABLE WARRANT TO PURCHASE
                       ___________ SHARES OF COMMON STOCK

                   VOID AFTER 5:00 P.M., NEW YORK CITY TIME,
                       ON __________________ _____, 2002

                              AVIATION GROUP, INC.

Warrant No. ________


         This certifies that, for value received ________________________, the registered holder hereof or assigns (the "Holder"), is entitled to purchase from AVIATION GROUP, INC., a Texas corporation (the "Company"), at any time before 5:00 p.m., New York City time, on _______________ ____, 2002, at the purchase price per share of $______ (the "Warrant Price"), the number of shares of Common Stock, par value $0.01 per share, of the Company set forth above (the "Shares"). The number of shares of Common Stock purchasable upon exercise of the Warrant evidenced hereby and the Warrant Price is subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.


         This Warrant may be redeemed, at the option of the Company, at $0.05 per share of Common Stock purchasable upon exercise hereof, at any time after the average Daily Market Price (as defined in Section 11 of the Warrant Agreement) per share of the Common Stock for a period of any 15 consecutive trading days ending on the 10th day prior to the date of the notice given pursuant to Section 11(b) thereof has equaled or exceeded $________, and prior to expiration of this Warrant; provided, however, that the Company may not redeem this Warrant at any time that a current registration statement under the Securities Act of 1933, as amended, covering the securities purchasable under this instrument, is not then in effect. The Holder's right to exercise this Warrant terminates at 5:00 p.m. (New York City time) on the date fixed for redemption in the notice of redemption delivered by the Company in accordance with the Warrant Agreement. Any redemption of this Warrant prior to ____________, 1998 shall require the prior written consent of First London Securities Corporation.

         The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant certificate with the Purchase Form attached hereto duly executed and guaranteed and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office in New York, New York, of Continental Stock Transfer & Trust Company (the "Warrant Agent"). Payment of such price may be made at the option of the Holder in cash or by certified check or bank draft, all as provided in the Warrant Agreement.

         The Warrants evidenced hereby are part of a duly authorized issue of Warrants and are issued under and in accordance with the Warrant Agreement dated as of _________________, 1997, between the Company and the Warrant Agent (the "Warrant Agreement") and are subject to the terms and provisions contained in such Warrant Agreement, to all of which the Holder of this Warrant certificate by acceptance hereof consents. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent. Any conflicts between the terms and provisions of this Warrant and the terms and provisions of the Warrant Agreement shall be controlled by the terms and provisions of the Warrant Agreement.

         Upon any partial exercise of the Warrants evidenced hereby, there will be issued to the Holder a new Warrant certificate in respect of the Shares evidenced hereby that have not been exercised. This Warrant certificate may be exchanged at the office of the Warrant Agent by surrender of this Warrant certificate properly endorsed either separately or in combination with one or more other Warrants for one or more new Warrants to purchase the same aggregate number of Shares as evidenced by the Warrant or Warrants exchanged. No fractional Shares will be issued upon the exercise of rights to purchase hereunder, but the Company will pay the cash value of any fraction upon the exercise of one or more Warrants. The Warrants evidenced hereby are not transferable except in the manner and subject to the limitations set forth in the Warrant Agreement.

         The number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Section 9 of the Warrant Agreement.

         The Holder hereof may be treated by the Company, the Warrant Agent and all other persons dealing with this Warrant certificate as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding, and until any transfer is entered on such books, the Company may treat the Holder hereof as the owner for all purposes.

Dated:_________________             AVIATION GROUP, INC.

                                    By:_____________________________________
                                                 President

                                    ATTEST:

                                    ________________________________________
                                                 Secretary

COUNTERSIGNED:

CONTINENTAL STOCK TRANSFER
& TRUST COMPANY
as Warrant Agent


By:________________________________________________
Name:______________________________________________
Title:_____________________________________________

                                 PURCHASE FORM

                                Mailing Address:
                              AVIATION GROUP, INC.
                         700 North Pearl Street, #2170
                              Dallas, Texas  75201
                                 (214) 922_8100

        The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant certificate for, and to purchase thereunder, ______________ Shares of Common Stock provided for therein, and requests that certificates for such Shares be issued in the name of:
______________________________________________________________________________
______________________________________________________________________________
        (Please Print or Type Name, Address and Social Security Number)

and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant certificate for the balance of the Shares purchasable under the within Warrant certificate be registered in the name of the undersigned Holder or his or her Assignee as below indicated and delivered to the address stated below.

Dated:___________________

Name of Holder or
Assignee:_______________________________________________________________________
                                    (Please Print)
Address:________________________________________________________________________

Signature:______________________________________________________________________

NOTE: The above signature must correspond with the name as it appears upon the face of the within Warrant certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.

Signature Guaranteed:__________________________________
(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

                                   ASSIGNMENT


                (TO BE SIGNED ONLY UPON ASSIGNMENT OF WARRANTS).


  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
         (Name and Address of Assignee Must be Printed or Typewritten)
________________________________________________________________________________
the within Warrants, hereby irrevocably constituting and appointing _________________________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

Dated:___________________


                                           _____________________________________
                                               Signature of Registered Holder

NOTE:    The signature on this Assignment must correspond with the name as it appears upon the face of the within Warrant certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:__________________________
(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

                                   EXHIBIT B

                           FORM OF UNDERLYING WARRANT

                         REDEEMABLE WARRANT TO PURCHASE
                       ___________ SHARES OF COMMON STOCK

                   VOID AFTER 5:00 P.M., NEW YORK CITY TIME,
                       ON __________________ _____, 2002

                              AVIATION GROUP, INC.

Warrant No. ________

         This certifies that, for value received _______________________________ the registered holder hereof or assigns (the "Holder"), is entitled to purchase from AVIATION GROUP, INC., a Texas corporation (the "Company"), at any time before 5:00 p.m., New York City time, on _______________ ____, 2002, at the purchase price per share of $______ (the "Warrant Price"), the number of shares of Common Stock, par value $0.01 per share, of the Company set forth above (the "Shares"). The number of shares of Common Stock purchasable upon exercise of the Warrant evidenced hereby and the Warrant Price is subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

         This Warrant may be redeemed, at the option of the Company, at $0.05 per share of Common Stock purchasable upon exercise hereof, at any time after the average Daily Market Price (as defined in Section 11 of the Warrant Agreement) per share of the Common Stock for a period of any 15 consecutive trading days ending on the 10th day prior to the date of the notice given pursuant to Section 11(b) thereof has equaled or exceeded $________, and prior to expiration of this Warrant; provided, however, that the Company may not redeem this Warrant at any time that a current registration statement under the Securities Act of 1933, as amended, covering the securities purchasable under this instrument, is not then in effect. The Holder's right to exercise this Warrant terminates at 5:00 p.m. (New York City time) on the date fixed for redemption in the notice of redemption delivered by the Company in accordance with the Warrant Agreement. Any redemption of this Warrant prior to ____________, 1998 shall require the prior written consent of First London Securities Corporation.

         The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant certificate with the Purchase Form attached hereto duly executed and guaranteed and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office in New York, New York, of Continental Stock Transfer & Trust Company (the "Warrant Agent"). Payment of such price may be made at the option of the Holder in cash or by certified check or bank draft, all as provided in the Warrant Agreement.

         The Warrants evidenced hereby are part of a duly authorized issue of Warrants and are issued under and in accordance with the Warrant Agreement dated as of _________________, 1997, between the Company and the Warrant Agent (the "Warrant Agreement") and are subject to the terms and provisions contained in such Warrant Agreement, to all of which the Holder of this Warrant certificate by acceptance hereof consents. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent. Any conflicts between the terms and provisions of this Warrant and the terms and provisions of the Warrant Agreement shall be controlled by the terms and provisions of the Warrant Agreement.

         Upon any partial exercise of the Warrants evidenced hereby, there will be issued to the Holder a new Warrant certificate in respect of the Shares evidenced hereby that have not been exercised. This Warrant certificate may be exchanged at the office of the Warrant Agent by surrender of this Warrant certificate properly endorsed either separately or in combination with one or more other Warrants for one or more new Warrants to purchase the same aggregate number of Shares as evidenced by the Warrant or Warrants exchanged. No fractional Shares will be issued upon the exercise of rights to purchase hereunder, but the Company will pay the cash value of any fraction upon the exercise of one or more Warrants. The Warrants evidenced hereby are not transferable except in the manner and subject to the limitations set forth in the Warrant Agreement.

         The number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Section 9 of the Warrant Agreement.

         The Holder hereof may be treated by the Company, the Warrant Agent and all other persons dealing with this Warrant certificate as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding, and until any transfer is entered on such books, the Company may treat the Holder hereof as the owner for all purposes.

Dated:______________________        AVIATION GROUP, INC.


                                    By:____________________________________
                                                 President

                                                   ATTEST:

                                    _______________________________________
                                                 Secretary

COUNTERSIGNED:

CONTINENTAL STOCK TRANSFER
& TRUST COMPANY
as Warrant Agent


By:________________________________________________
Name:______________________________________________
Title:_____________________________________________

                                 PURCHASE FORM

                                Mailing Address:
                              AVIATION GROUP, INC.
                         700 North Pearl Street, #2170
                              Dallas, Texas  75201
                                 (214) 922_8100

        The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant certificate for, and to purchase thereunder, ______________ Shares of Common Stock provided for therein, and requests that certificates for such Shares be issued in the name of:
________________________________________________________________________________
________________________________________________________________________________
           (Please Print or Type Name, Address and Social Security Number) and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant certificate for the balance of the Shares purchasable under the within Warrant certificate be registered in the name of the undersigned Holder or his or her Assignee as below indicated and delivered to the address stated below.

Dated:___________________

Name of Holder or
Assignee:_______________________________________________________________________
                                      (Please Print)
Address:________________________________________________________________________

Signature:______________________________________________________________________

NOTE: The above signature must correspond with the name as it appears upon the face of the within Warrant certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.

Signature Guaranteed:__________________________________
(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

                                   ASSIGNMENT


                (TO BE SIGNED ONLY UPON ASSIGNMENT OF WARRANTS).


    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
________________________________________________________________________________
        (Name and Address of Assignee Must be Printed or Typewritten)


the within Warrants, hereby irrevocably constituting and appointing ____________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.

Dated:___________________


                                        ________________________________________
                                           Signature of Registered Holder

NOTE:    The signature on this Assignment must correspond with the name as it appears upon the face of the within Warrant certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:__________________________
(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)





                                      -2-